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                  SECURITIES AND EXCHANGE COMMISSION


                         Washington, DC  20549



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                               Form 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  February 16, 1994
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                      RITE AID CORPORATION
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      (Exact name of registrant as specified in charter)


        Delaware                1-5742             23-1614034
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 (State or other jurisdic-  (Commission        (IRS Employer Iden-
   tion of incorporation)     File Number)        tification No.)


        30 Hunter Lane
        Camp Hill, Pennsylvania                         17011
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    (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:    (717) 761-2633
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                               Not applicable
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      (Former name or former address, if changed since last report)


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Item 5.  Other Events

        Rite Aid Corporation's Board of Directors approved a stock repurchase program to acquire up to 5 million shares of the company's common stock to commence no earlier than February 23, 1994. A copy of the press release announcing the stock repurchase program is included in this Form 8-k filing as Exhibit 99.



                               SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Rite Aid Corporation


Date:  February 16, 1994                  BY:  /s/  Frank Bergonzi
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                                               Frank Bergonzi
                                               Senior Vice President,
                                               Finance










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